UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2016

NATION ENERGY INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-30193
(Commission File Number)

59-2887569
(IRS Employer Identification No.)

RPO Box 60610 Granville Park, Vancouver, BC  V6H 4B9 Canada
(Address of principal executive offices and Zip Code)

604.331.3399
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters of a Vote to Security Holders.

On November 18, 2016, we held our annual and special meeting of stockholders (the “2016 Meeting”).  The final voting results for each of the proposals submitted to a stockholder vote are set forth below.

Election of Directors

At the 2016 Meeting, our stockholders selected the following directors by the following votes:

Director	For	Withhold	Broker Non-Votes
John R. Hislop	1,045,404,775	0	0
David N. Siegel	1,045,404,775	0	0
Darrel Causbrook	1,045,404,775	0	0

Ratification of Appointment of Auditors

At the 2016 Meeting, our stockholders ratified the appointment of SingerLewak LLP as our independent registered public accounting firm by the following votes:

For	Against	Abstain	Broker Non-Votes
1,045,404,775	0	0	0

Approval of the 2016 Equity Incentive Plan

At the 2016 Meeting, our stockholders approved the proposed 2016 Equity Incentive Plan by the following votes:

For	Against	Abstain	Broker Non-Votes
1,045,403,525	0	1,250	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATION ENERGY INC.

/s/ Carmen J. Lotito

By:  Carmen J. Lotito

        Vice President

Date:  November 22, 2016